UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): August 10, 2006

EMERGE INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29037	65-0534535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10305 102nd Terrace
Sebastian, FL	32958
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 581-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 10, 2006, eMerge Interactive, Inc. issued a press release announcing financial results for the quarter ended June 30, 2006. A copy of the news release and transcript of the related conference call are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference and are not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in eMerge Interactive’s filings under the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description of Exhibit
99.1.	Press release, dated August 10, 2006, announcing financial results for the quarter ended June 30, 2006.

99.2.	Transcript of the related conference call, dated August 10, 2006, announcing financial results for the quarter ended June 30, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 10, 2006

EMERGE INTERACTIVE, INC.

By:	/S/ DAVID C. WARREN
David C. Warren
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1.	Press release, dated August 10, 2006, announcing financial results for the quarter ended June 30, 2006.

99.2.	Transcript of the related conference call, dated August 10, 2006, announcing financial results for the quarter ended June 30, 2006.